UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2015

Genesee & Wyoming Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Avenue, Darien, Connecticut	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 202-8900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

On September 15, 2015, Genesee & Wyoming Inc. (“G&W”) announced management presentations on September 16 and September 17, 2015, at meetings hosted by Citi and Morgan Stanley, respectively. Interested investors may view the presentation that will be referenced during these meetings at www.gwrr.com/investors prior to market open on September 15, 2015. The presentation includes updated adjusted diluted earnings per common share guidance for the 3rd quarter of 2015 of $1.00 to $1.05 based on current business conditions, compared to adjusted diluted earnings per common share guidance for the 3rd quarter of 2015 of $0.95 to $1.05 previously provided on August 3, 2015.1

Also, on September 14, 2015, G&W filed a new automatic shelf registration statement on Form S-3ASR with the U.S. Securities and Exchange Commission, which shelf registration statement replaces G&W’s automatic shelf registration statement that expired on September 11, 2015.

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

1 Adjusted Diluted Earnings Per Common Share (EPS) is a “non-GAAP financial measure” as this term is defined in Item 10(e) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934 and Regulation G under the Securities Exchange Act of 1934. G&W has reconciled this non-GAAP financial measure to its most directly comparable U.S. GAAP measure below. Management views this non-GAAP financial measure as an important measure of G&W’s operating performance. This non-GAAP financial measure is not intended to represent, and should not be considered more meaningful than, or as an alternative to, its most directly comparable GAAP measure and this non-GAAP financial measure may be different from similarly-titled non-GAAP financial measures used by other companies. The following table sets forth a reconciliation of Adjusted Diluted Earnings Per Common Share (EPS) to its most directly comparable GAAP measure.

Adjusted Diluted EPS Reconciliation

Three Months Ended September 30, 2015 Outlook	As of August 3, 2015 Diluted EPS	Revised As of Sept. 15, 2015 Diluted EPS
As reported	$0.93 - $1.03	$0.98 - $1.03
Add back certain items:

Net gain on sale of assets	(0.01)	(0.01)

Business development and related costs	0.03	0.03

As adjusted	$0.95 - $1.05	$1.00 - $1.05

Cautionary Statement Concerning Forward-Looking Statements

This filing contains forward-looking statements regarding future events and the future performance of G&W that are based on current expectations, estimates and projections about our industry, management’s beliefs and assumptions made by management. Words such as “anticipates,” “intends,” “plans,” “believes,” “could,” “should,” “seeks,” “expects,” “will,” “estimates,” “trends,” “update,” “outlook,” variations of these words and similar expressions are intended to identify these forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to forecast, including, but not limited to, those risks noted in our 2014 Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors.” Therefore, actual results may differ materially from those expressed or forecasted in any such forward-looking statements. Forward-looking statements speak only as of the date of this filing or as of the date they were made. G&W does not undertake, and expressly disclaims, any duty to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

Date: September 15, 2015	By:	/s/ Timothy J. Gallagher
	Name:	Timothy J. Gallagher
	Title:	Chief Financial Officer